Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
21. Income Tax Recovery (Expense)
Teekay and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are incorporated because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s Australian, U.K. and Norwegian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities from continuing operations are as follows:

	December 31, 2021 $	December 31, 2020 $
Deferred tax assets:
Vessels and equipment	15,653	17,707
Tax losses carried forward and disallowed finance costs (1)	96,008	108,869
Other	4,084	13,779
Total deferred tax assets	115,745	140,355
Deferred tax liabilities:
Other	6,054	18,596
Total deferred tax liabilities	6,054	18,596
Net deferred tax assets	109,691	121,759
Valuation allowance	(106,949)	(118,861)
Net deferred tax assets	2,742	2,898
(1)Substantially all of the Company's estimated net operating loss carryforwards of $470.5 million relate primarily to its U.K. and Norwegian subsidiaries and, to a lesser extent, to its Australian subsidiaries. The Company had estimated disallowed finance costs in Norway of approximately $15.0 million at December 31, 2021, which are available 10 years from the year the costs are incurred for offset against future taxable income in Norway.

Deferred tax balances are presented in other non-current assets in the accompanying consolidated balance sheets.

The components of the provision for income tax recovery (expense) are as follows:

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Current	4,082	(6,756)	(18,581)
Deferred	881	1,197	735
Income tax recovery (expense)	4,963	(5,559)	(17,846)

The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year-to-year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Net loss before taxes	(282,426)	(18,745)	(306,861)
Net loss not subject to taxes	(336,040)	(9,912)	(269,677)
Net income (loss) subject to taxes	53,614	(8,833)	(37,184)
At applicable statutory tax rates	12,476	(1,411)	(6,547)
Permanent and currency differences, adjustments to valuation allowances and uncertain tax positions	(13,870)	4,947	24,368
Other	(3,569)	2,023	25
Tax (recovery) expense related to the year	(4,963)	5,559	17,846
The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities and accrued liabilities on the Company’s consolidated balance sheets:

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Balance of unrecognized tax benefits as at January 1	51,562	53,665	36,816
Increases for positions related to the current year	3,749	14,264	3,893
Increases for positions related to prior years	4,801	10,704	16,627
Decreases for positions related to prior years	—	(15,941)	(588)
Settlements with tax authority	—	(8,714)	—
Decreases related to statute of limitations	(12,753)	(2,910)	(2,546)
Foreign exchange (gain) loss	(403)	494	(537)
Balance of unrecognized tax benefits as at December 31	46,956	51,562	53,665

Included in the Company's current income tax recovery (expense) are provisions for uncertain tax positions relating to freight taxes. Freight taxes recognized for positions related to the current year will vary between years based upon changes in the trading patterns of the Company's vessels.

Interest and penalties related to freight taxes during the years ended December 31, 2021, 2020 and 2019 are included in the table above, and were approximately $6.2 million, $13.4 million and $8.6 million, respectively. As at December 31, 2021, 2020, and 2019, total interest and penalties recognized were $26.7 million, $29.2 million and $26.1 million respectively.

In 2020, the Company obtained further advice regarding freight taxes in a certain jurisdiction due to the uncertainty surrounding a recent tax law change and the limited transparency into the actions of the tax authority in this jurisdiction. Based on this new information and other considerations related to the future application of the tax law to past periods, the Company increased its uncertain tax liabilities for this jurisdiction for periods prior to 2020 by $7.6 million.

In addition, in 2020, the Company secured an agreement with a tax authority, which was based in part on an initiative of the tax authority in response to the COVID-19 global pandemic and included the waiver of interest and penalties on unpaid taxes. As a result, the Company reduced its freight tax liabilities for this jurisdiction by $15.4 million to $8.6 million, of which $7.9 million was paid in August 2020 and $0.9 million was paid in June 2021, with respect to open tax years up to and including 2020.

The Company does not presently anticipate that its provisions for these uncertain tax positions will significantly increase in the next 12 months; however, this is dependent on the jurisdictions in which vessel trading activity occurs. The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.